SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 4, 2003

                                   TANOX, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     000-30231                    76-0196733
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
    of incorporation)                                        Identification No.)

10301 Stella Link, Suite 110, Houston, Texas                      77025-5497
 (Address of principal executive offices)                         (Zip code)

        Registrant's telephone number, including area code: 713-578-4000


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Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

      99.1  Press release dated August 4, 2003

Item 12. Results of Operations and Financial Condition

      On August 4, 2003, Tanox, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto and incorporated by reference.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2003                                 TANOX, INC.

                                                     By: /s/ Nancy T. Chang
                                                         ------------------
                                                             Nancy T. Chang
                                                          President and CEO


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